Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

21. SUBSEQUENT EVENTS

In January 2022, we entered into a Technology Rights Agreement related a portfolio of novel mRNA biomarkers developed at the Université de Sherbrooke (the “UdeS Biomarkers”). Pursuant to the agreement, we acquired an exclusive unilateral option to acquire an exclusive license to the UdeS Biomarkers in exchange for a payment of €10,000 and an agreement to pay for the prosecution and maintenance of certain intellectual property relating to the UdeS Biomarkers. The option to license the technology is for one-year, which period can be extended at our sole discretion for six additional months (the “Option Period”).

The UdeS Biomarkers are five gene expression biomarkers which have demonstrated a high degree of effectiveness in detecting CRC lesions including advanced adenomas (“AA”), a type of pre-cancerous polyp often attributed to this deadly disease. In a UdeS sponsored study evaluating these biomarkers, study results achieved overall sensitivities of 75% for AA and 95% for CRC, respectively, for a 96% specificity outcome.

We have a license during the Option Period to use the UdeS Biomarkers to further analyze their sensitivity and specificity. Depending on positive results from these further studies, we intend to exercise the option to license the UdeS Biomarkers for future integration into ColoAlert. If we exercise the option, we will pay the licensor a royalty on all products incorporating the UdeS Biomarkers and we will pay for the prosecution and maintenance of patents relating to the UdeS Biomarkers.

Subsequent to year end 202,943 shares were issued from the exercise of warrants. Net proceeds received from these exercises was $382,500.

On January 28, 2022, we conducted a follow-on public offering in which we sold 1,725,000 ordinary shares for gross proceeds of $25,875,000.